Exhibit 99.2

general_ppt_4vert_title_0416.pngnbr_alt_logo_horz2.jpg1Q15 Earnings Presentation April 22, 2015 Presenters: Anthony G. Petrello Chairman, President & Chief Executive Officer William J. Restrepo Chief Financial Officer

Forward-Looking Statements We often discuss expectations regarding our markets, demand for our products and services, and our future performance in our annual and quarterly reports, press releases, and other written and oral statements. Such statements, including statements in this document incorporated by reference that relate to matters that are not historical facts are “forward -looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward -looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors must recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • fluctuations in worldwide prices and demand for natural gas and oil; • fluctuations in levels of natural gas and oil exploration and development activities; • fluctuations in the demand for our services; • the existence of competitors, technological changes and developments in the oilfield services industry; • our ability to complete, and realize the expected benefits of, any strategic transactions; • the existence of operating risks inherent in the oilfield services industry; • the possibility of changes in tax laws and other laws and regulations; • the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business; and • general economic conditions including the capital and credit markets. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, a sustained increase or decrease in the price of natural gas or oil, which could have a material impact on exploration and production activities, could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all inclusive, but is designed to highlight what we believe are important factors to consider. Statements made in this presentation include non-GAAP financial measures. The required reconciliation to GAAP financial measures are included on our website.

nbr_alt_logo_horz2.jpg\\Houfile1\Home1\Tyler.Renaudin\Desktop\125_K8V0477.jpgRecent Highlights

general_ppt_4vert_int_0416.pngnbr_alt_logo_horz2.jpgFinancial Summary ($000’s except EPS) 1Q14 2Q14 3Q14 4Q14 1Q15 Revenue $1,587,173 $1,616,405 $1,810,911 $1,783,407 $1,421,209 Adjusted EBITDA 391,168 416,280 489,958 445,692 374,466 Operating Income 109,041 133,460 203,377 152,120 93,447 GAAP Diluted EPS(1) $0.16 $0.21(2) $0.34(3) ($3.06)(4) $0.43(5) (1)Diluted EPS from continuing operations (2)Includes several charges related to businesses in the process of being disposed and the redemption of SWSI preferred stock, which net to a loss of approximately 3¢ per share (3)Includes charges of 5¢ per share for income tax and merger-related fees, net of early termination payment, gain on sale of Alaska E&P and other items (4)Includes charges and impairments of $3.39 per share related to asset impairments and transaction costs (5)Includes net benefit of 23¢ for net gain from the C&J Energy Services transaction, tax benefits from various international jurisdictions, and severance charges from workforce reductions

nbr_alt_logo_horz2.jpg.Key metrics of the deal .Received cash proceeds of approximately $688 million at closing .Nabors owns 53% of the outstanding equity in the combined company .Strategic imperative for the combination .Provides additional scale to capitalize on market dynamics with cost efficiencies that should enable better margins in challenging markets .Poised to pick up incremental work .Strengthens C&J’s presence in major basins in the U.S. and Western Canada .Delivers significant financial benefits Deal Closed: C&J/NCPS Merger Creates a Leading Diversified Completion & Production Services Provider # 1 Well Servicing Fleet # 1 Fluids Mgmt Fleet # 5 Stimulation Fleet 1 (1) –Post HAL/BHI merger

nbr_alt_logo_horz2.jpggeneral_ppt_4vert_title_0416.pngNabors’ Financial Capability & Commitment Liquidity Allows Nabors to Focus on Responsible Growth .Increasing financial flexibility has been Nabors’ priority over several years .Significant reinvestment of capital into global expansion and enhancement over same time period .Liquidity expanded to approximately $1.9 billion at 3/31/15 from roughly $1.0 billion at year-end 2014, including: .Cash proceeds from combination of Nabors Completion & Production Services and C&J Energy Services, net of term loan repayment .53% equity stake in a larger combined public entity .Additional revolver capacity of $225 million .Forecasting positive free cash flow in 2015 .Refocusing spending to international business as Lower 48 expansion slows down .Investment grade credit rating facilitates additional financing capacity

nbr_alt_logo_horz2.jpgHigh 3/31/12 4Q14 12/31/14 1Q15 3/31/15 Change 4Q14to 1Q15 Change 1Q15 from High ($MM's) Total Debt $4,773 $4,355 $3,825 ($530) ($948) Cash and ST Investments 494 536 621 85 127 Net Debt $4,279 $3,819 $3,204 (615) ($1,075) Shareholder’s Equity 5,811 4,909 4,959 (50) (852) Net Debt to Capitalization(1) 42.4% 43.8% 39.3% (4.5%) (3.1%) Coverage(2) 7.8x 9.8x 9.6x (0.2x) 1.8x Leverage(3) 2.5x 2.5x 2.2x (0.3x) (0.3x) Improving Financial Flexibility (1)Capitalization defined as Net Debt plus Shareholders’ Equity (2)Coverage defined as TTM Adjusted EBITDA / TTM Interest Expense (3)Leverage defined as Total Debt / TTM Adjusted EBITDA (4)Based on C&J stock price as of 3/31/15 subject to six-month lockup Note: Subtotals may not foot due to rounding Liquidity (at March 31, 2015) •Cash & Available Capacity:$1,896 Investment in Affiliate(at March 31, 2015) •C&J stock(4):$ 696

nbr_alt_logo_horz2.jpgG:\NCS\Investor_Relations\Marketing & Branding\Photos\NDUSA\North Dakota\NAB11_0415.jpgDrilling & Rig Services

general_ppt_4vert_int_0416.pngnbr_alt_logo_horz2.jpg1Q15 Rig Utilization & Availability RigFleet(1) 1Q15 Rig Years Average Utilization U.S. Lower 48 AC 171 123 72% Legacy 85 26 31% U.S. Lower 48Total 256 149 58% U.S. Offshore 16 8 51% Alaska 19 10 54% Canada 57 26 45% International 175 130 74% Subtotal 523 323 62% PACE®-X Construction(2) 12 Intl. Newbuilds& Upgrades(2) 5 U.S. & Intl.OffshoreNewbuilds(2) 3 Total Fleet 543 (1)As of 3/31/15 (2)Includes announced newbuild commitments and rigs to be completed in 2015

nbr_alt_logo_horz2.jpg1Q15 U.S. Rig UtilizationPower Type and Pad Capability As of 3/31/15 Walking Skidding Pad Capable Not Pad Capable Total Working Total Util. Working Total Util. Total Working Total Util. Util. AC 73 114 64% 12 18 67% 64% 15 39 38% 58% Legacy 1 5 20% 2 11 18% 19% 11 69 16% 16% Grand Total 74 119 62% 14 29 48% 59% 26 108 24% 45%

nbr_alt_logo_horz2.jpg0 5 10 15 20 25 30 35 40 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 Deployments Cumulative Deployments Cumulative Rig Years PACE-X Rig Deployments & Rig Years >35 PACE®-X Rig Years through 1Q15 As of 3/31/15

nbr_alt_logo_horz2.jpg1Q15 International Working Rigs Algeria 10 India 2 Kuwait 2 Romania 1 Argentina 23 Iraq 1 Malaysia 1 Russia 5 Bahrain 1 Italy 1 Mexico 6 Saudi Arabia 42 Colombia 7 Kazakhstan 2 Oman 4 Venezuela 5 Congo 1 Kurdistan 2 PNG 1 Yemen 2 Ecuador 6 Australia 1 Total 126 As of 3/31/15

nbr_alt_logo_horz2.jpgD:\NABORS_MGP2_04\North_Dakota_11.2011-1\300 PPI JPG (High Res)\NAB11_0008.jpgOutlook and Summary

general_ppt_4vert_int_0416.pngnbr_alt_logo_horz2.jpgKey Takeaways >Implement and execute innovative pricing and contract structures, while scaling cost structureand capital spending as necessary >Pursue opportunities to add rigs in high-spec drilling markets around the globe at attractive risk-adjusted rates of return >Prudently invest in surface and downholetechnologies that advance our position as a high performance driller >Maintain enhanced financial flexibility

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nbr_alt_logo_horz2.jpgRig Margins & Activity 2Q14 3Q14 4Q14 1Q15 Drilling Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs Margin (1) Rig Yrs U.S. Drilling $11,380 215.3 $12,756(2) 216.0 $11,525 212.2 $13,487 167.6 Canada 10,034 21.6 9,663 34.3 9,889 36.9 9,927 25.6 International 14,124 127.3 15,490 130.1 17,803 121.2 18,865 130.1 (1)Margin = gross margin per rig per day for the period. Gross margin is computed by subtracting direct costs from operating revenues for the period. (2)Includes early termination payment of $30 million